UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2016

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2016, the Board of Directors (the “Board”) of Wells Fargo & Company (the “Company”) amended and restated the Company’s By-Laws (the “By-Laws”), effective immediately, to reflect the Board’s leadership structure by requiring that the Chairman and Vice Chairman of the Board be independent directors and to make other conforming changes and updates to the By-Laws relating to the election of an independent Chairman and independent Vice Chairman as referenced below.

•	Added a new Section 4.5 which provides that the Board shall annually elect a Chairman from among its independent directors and may elect one of its independent directors as Vice Chairman, and removed former Section 5.3 relating to the Chairman and Vice Chairman roles (Article IV (Board of Directors), new Section 4.5; and Article V (Officers), former Section 5.3); and

•	Incorporated certain conforming changes throughout the By-Laws to remove references to the Lead Director role and to reflect the roles and responsibilities of the independent Chairman and other individuals, such as the Chief Executive Officer and other directors, including to preside at certain meetings, designate responsibilities of certain officers, and take administrative actions relating to the stock of the Company and other corporations (Article II, (Offices), Section 2.3; Article III (Stockholders), Sections 3.1, 3.5, 3.9, 3.10, and 3.11(c)(iii); Article IV (Board of Directors), Sections 4.7, 4.9, and 4.13; Article V (Officers), Sections 5.1, 5.4, 5.5, 5.6, 5.7, and 5.8; Article VI (Stock and Stock Transfers), Sections 6.1 and 6.6; and Article VII (Miscellaneous Provisions), Section 7.3).

The Board also amended its Corporate Governance Guidelines on November 29, 2016 to reference the Company’s policy, as reflected in the By-Laws, that the Chairman and Vice Chairman shall be independent directors and to specify certain duties of the Chairman and Vice Chairman.

The foregoing summary of the amendments to the By-Laws is qualified in its entirety by reference to the actual text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On November 29, 2016, the Company’s Board of Directors approved the following changes to the Company’s non-employee director compensation program effective October 12, 2016, the date that the Board separated the roles of Chairman and Chief Executive Officer as previously disclosed on a Form 8-K filed on October 12, 2016:

•	Provide a $250,000 annual retainer for the Company’s independent Chairman, which would be paid in lieu of the prior Lead Director retainer of $60,000 and any Committee Chair fee that the Chairman might otherwise receive; and

•	Provide a $100,000 annual retainer for the independent Vice Chairman, which would be paid in lieu of any Committee Chair fee that the Vice Chairman might otherwise receive.

Additional information about the Company’s and Wells Fargo Bank, N.A.’s non-employee director compensation programs is disclosed in the Company’s 2016 proxy statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Location
3.1	By-Laws of Wells Fargo & Company, as amended through November 29, 2016	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2016	WELLS FARGO & COMPANY

	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Location
3.1	By-Laws of Wells Fargo & Company, as amended through November 29, 2016	Filed herewith

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